UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2018

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-205271	47-2615102
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation

687 N. Pastoria Avenue, Sunnyvale, California, 94085
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 28, 2018, pursuant to the Agreement and Plan of Merger and Reorganization dated September 28, 2018 (the “Merger Agreement”), by and among Ondas Holdings Inc. (the “Company”), Ondas Networks Inc., a Delaware corporation (“Ondas Networks”), and Zev Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), the Company completed its acquisition of Ondas Networks. Pursuant to the Merger Agreement, Merger Sub merged with and into Ondas Networks, with Ondas Networks remaining as the surviving corporation and wholly-owned subsidiary of the Company (the “Acquisition”).

On October 4, 2018, the Company filed a Current Report on Form 8-K ("Form 8-K") with the Securities and Exchange Commission to disclose the completion of the Acquisition. The Company indicated in the Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 no later than 71 calendar days after the date on which the Form 8-K was required to be filed. This Amendment No. 1 to the Form 8-K is being filed to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

99.1

Ondas Networks’ unaudited condensed financial statements, including Ondas Networks’ unaudited condensed balance sheet as of June 30, 2018; Ondas Networks’ unaudited condensed statements of operations for the six month periods ended June 30, 3018 and 2017; Ondas Networks’ condensed statements of changes in stockholder deficit for the for the year ended December 31, 2017 and the six months ended June 30, 2018 (unaudited); and Ondas Networks’ unaudited condensed statements of cash flows for the six month periods ended June 30, 2018 and 2017 and notes to unaudited condensed financial statements.

99.2	Ondas Networks’ audited financial statements for the years ended December 31, 2017 and 2016

(b)  Pro-forma Financial Information

99.3	Ondas Network’ unaudited pro forma combined balance sheet at June 30, 2018 and the unaudited pro forma combined statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017 and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2018	ONDAS HOLDINGS INC.

	By:	/s/Eric Brock
Eric Brock
Chief Executive Officer